MANAGEMENT AGREEMENT
                              --------------------

THIS AGREEMENT made as of the 1st day of May, 2001.


BETWEEN:

              SOLARA VENTURES INC. , a company incorporated under the laws of the State of Delaware, having an office at Suite 1450, 409 Granville Street, Vancouver, British Columbia, V6C 1T2

              (the "Company")

                                                             OF THE FIRST PART

AND:

              IAN BRODIE, of Suite 1450 - 409 Granville Street., Vancouver, British Columbia V6C 1T2

              ("Brodie")

                                                             OF THE SECOND PART


WHEREAS:

A. The Company is involved in the business of acquiring and developing natural resource properties.

B. The Company wishes to retain Brodie to provide certain services to the Company, and therefore enters into this Agreement.


NOW THEREFORE THIS AGREEMENT WITNESSETH that the parties mutually covenant and agree as follows:


DUTIES OF BRODIE
----------------

1. Brodie will provide general Company administration and control pursuant to the terms and conditions of this Agreement.

2.      Brodie will provide the following services to the Company:

        (a) administration of the day to day affairs of the Company and any subsidiary;

        (b) aid in the negotiation and conclusion of acquisitions of resource properties worthy of exploration;

        (c)     liaison with the Company's auditors, accountants and lawyers;
                and



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        (d)     co-ordination of the dissemination of news of the Company to the public and to shareholders of the Company.

3. Brodie will, during the continuance of this Agreement, devote sufficient time to the business of the Company, and to any subsidiary of the Company, for the performance of the said services faithfully, diligently, to the best of its abilities and in the best interests of the Company.

4. The term subsidiary as used herein means any company or companies of which more than fifty percent of the outstanding shares carrying votes at all times (provided that the ownership of such shares confers the right at all times to elect at least a majority of the Board of Directors of such company or companies) are for the time being owned by or held for the Company and/or any other company in like relation to the Company and includes any company in like relation to the subsidiary.

5.      The term of this Agreement will be two years commencing on May 31, 2001.

6. Provided that Brodie is not in default hereunder, this Agreement will automatically renew for a further one year term, and will successively renew for further one year terms, unless Brodie or the Company gives the other party 60 days notice of non-renewal, in which case it will terminate.

7. For Brodie's services under this Agreement, the Company will pay a basic salary of US$1,500 a month, and reimbursement for all expenses incurred in the course of performing his services.

8. Notwithstanding clause 7, the salary and expenses reimbursement will be renegotiated in good faith, employing industry parameters, upon each anniversary of this Agreement if notice is given by either party to the other 30 days prior to such anniversary that renegotiation is desired. If agreement or a new formula cannot be reached then the matter will be determined by binding arbitration in accordance with the Commercial Arbitration Act of British Columbia.


RESTRICTIONS ON BRODIE
----------------------

9. Brodie will not engage in any business which reasonably may detract from, compete with, or conflict with its duties to the Company without the consent of the Board of Directors.

10. Brodie will not, except as authorized or required by his duties, reveal or divulge to any person or companies any of the trade secrets, secret or confidential operations, processes or dealings or any information concerning the organization, business, finances, transactions or other affairs of the Company, or of its subsidiaries, which may come to his knowledge during the term of this Agreement and will keep in complete secrecy all confidential information entrusted to him and will not use or attempt to use any such information in any manner which may injure or cause loss either directly or indirectly to the Company's business or may be likely so to do. This restriction will continue to apply after the termination of this Agreement without limit in point of time but will cease to apply to information or knowledge which may come into the public domain.


REPORTING BY BRODIE
-------------------

11. At least once in every month, Brodie will provide to the directors of the Company such information concerning the Company's businesses and activities for the previous month as the directors may reasonably require.

TERMINATION
-----------

12. This Agreement may be terminated by either party without notice and damages sought if at any time:

        (a) the other party commits a material breach of a provision of this Agreement;

        (b) the other party is unable or unwilling to perform the duties under this Agreement;

        (c) the other party commits fraud or serious neglect or misconduct in the discharge of its or his duties hereunder or under the law; or

        (d) the other party becomes bankrupt or makes any arrangement or compromise with its or his creditors.


ASSIGNMENT
----------

13. This Agreement may not be assigned by either party except with the written consent of the other party.


GENERAL
-------

14.     Time will be of the essence of this Agreement.

15. The parties will from time to time after the execution of this Agreement make, do, execute or cause or permit to be made, done or executed all such further and other acts, deeds, things, devices and assurances in law whatsoever as may be required to carry out the true intention and to give full force and effect to this Agreement.

16. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and undertakings, whether oral or written, relative to the subject matter hereof.

17.     The following rules will be applied in interpreting this Agreement:

        (a) this Agreement will enure to the benefit of and be binding upon each of the parties hereto and their respective successors and permitted assigns;

        (b) any reference to the Company or Brodie will include their heirs, executors, administrators, successors and assigns;

        (c) if any provision of this Agreement or any part of it is found or determined to be invalid such provision will be severable from this Agreement and the remainder of this Agreement will be construed as if such invalid provision or part had been deleted from this Agreement; and

        (d) this Agreement and all matters arising under it will be governed by the laws of British Columbia.

18. All notices, requests, demands and other communications hereunder shall be in writing and shall be sent by prepaid registered mail deposited in a Post Office in Canada addressed to the party entitled to receive the same, delivered in person to such party or transmitted by telecopy or similar means of recorded electronic communications, as follows:


         To the Company:            Suite 1450 - 409 Granville Street
                                    Vancouver, British Columbia, V6C 1T2
         Facsimile:                 (604) 688-7121


         To Brodie:                 Suite 1450, 409 Granville Street
                                    Vancouver, B.C.  V6C 1T2
         Facsimile:                 (604) 688-7121

         or to such other address as may be given in writing by the Company or Brodie, and the date of receipt of such notice, demand or other communication shall be the date of delivery or transmission thereof if delivered or transmitted, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the fifth day after the same shall have been so mailed except in the case of interruption of postal services for any reason whatever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee.


IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.


The Corporate Seal of                       )
SOLARA VENTURES INC.                        )
was hereto affixed in the presence of:      )                     c/s
                                            )
-------------------------------             )
Authorized Signatory                        )
                                            )
-------------------------------             )
Authorized Signatory                        )



Signed, Sealed and Delivered by             )
IAN BRODIE in the presence of:              )
                                            )
--------------------------------------------)
Name                                        )    ------------------------------
--------------------------------------------)    IAN BRODIE
Address                                     )
--------------------------------------------)
Occupation